UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      September 16, 2005

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Hartford Financial Services Group, Inc. Hartford Plaza Hartford, Connecticut (Address of principal executive offices)	06115-1900 (Zip Code)

Registrant’s telephone number, including area code:                     (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
The Hartford Financial Services Group, Inc. (the “Company”) has received a subpoena from the New York Attorney General’s Office requesting information relating to purchases of or exchanges into the Company’s variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax-qualified plan. In addition, the New York Attorney General’s Office has requested information from the Company about issues relating to the reporting of workers compensation premium. The Company is cooperating fully with the New York Attorney General’s Office in connection with these matters.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Date: September 16, 2005	By:	/s/ Neal S. Wolin
		Name:	Neal S. Wolin
		Title:	Executive Vice President and General Counsel